TherapeuticsMD, Inc. - 10-Q

Exhibit 10.3

FOURTH AMENDMENT TO LEASE

THIS FOURTH AMENDMENT TO LEASE (the “Fourth Amendment”) is made and entered into as of the Effective Date hereof, by and between 6800 BROKEN SOUND LLC, a Florida limited liability company and its successors or assigns (“Landlord”), and THERAPEUTICSMD, INC., a Nevada corporation authorized to do business in Florida (“Tenant”).

RECITALS:

A.       Landlord and Tenant have entered into that certain Lease effective as of May 13, 2013 (the “Original Lease”) for the Lease of that certain Premises described within the Lease as the entire third floor of the Building located at 6800 Broken Sound Parkway, Boca Raton, Florida (“First Premises”).

B.       Effective as of February 19, 2015, Landlord and Tenant entered into that certain First Amendment to Lease (“First Amendment”), which, among other things, modified the Premises to also include Suite 100 of the Building (as defined in the Lease) (the “Second Premises”).

C.       Effective as of April 26, 2016, Landlord and Tenant entered into that certain Second Amendment to Lease (“Second Amendment”), which among other things, modified the Premises to also include Suite 125 of the Building (as defined in the Lease) (the “Third Premises”).

D.       Thereafter, Landlord and Tenant entered into that certain Third Amendment to Lease effective as of October 4, 2016 (“Third Amendment”, and together with the Original Lease, the First Amendment, and the Second Amendment, the “Original Lease”; the Original Lease, as modified by this Third Amendment, is referred to herein as the “Lease”); which among other things, modified the Premises to thereafter include the entire third floor of the Building, Suite 100, Suite 125 and Suite 150 located within the Building, all as further defined and identified therein, and containing approximately 33,124 rentable square feet and constituting 65.19% of the Gross Rentable square footage of the Building (collectively, for purposes hereof, the “Existing Premises”).

E.       Landlord and Tenant desire to modify and amend the Lease to, among other things, upon the terms and conditions set forth herein: (i) to modify the date upon which the First Premises Rent Maximum Payment Ceiling terminates from October 1, 2018 to April 30, 2018.

F.       Landlord and Tenant desire to enter into such other terms, conditions, and amendments to the Lease as are more specifically set forth herein.

NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions contained herein, and for separate consideration, the receipt and sufficiency of which is hereby acknowledged and agreed to by the parties hereto, the Landlord and Tenant do hereby agree as follows:

1.0	Recitals. The above recitals are hereby ratified and confirmed as being true and correct and are incorporated herein in all respects.
2.0	Definitions. All terms defined herein shall have the identical definitions as ascribed to within the Original Lease, except where such definition is expressly modified herein.
3.0	Effective Date. The Effective Date of this Fourth Amendment to Lease shall be the date and time of the last party to fully execute this Fourth Amendment.

4.0	Rent Maximum Payment Ceiling. Notwithstanding anything contained herein or in the Lease to the contrary, the Rent Maximum Payment Ceiling, as referred to in the Lease, shall cease to apply starting May 1, 2018, and any and all references to the Rent Maximum Payment Ceiling shall be void and of no further force or effect from and after May 1, 2018.
5.0	Estoppel. Tenant hereby represents and warrants that Tenant is not in default of any term or condition of the Lease and that the Lease is in full force and effect and is the binding obligation of the Tenant in accordance with all terms and conditions of the Lease, as supplemented or amended herein. Tenant further acknowledges and represents that the Landlord is not in default of any term or condition of the Lease and the Lease is in full force and effect in accordance with its terms.
6.0	Duplicate Counterparts. This Fourth Amendment may be executed by the parties in duplicate counterparts and when taken together the same shall make one complete and binding document. This Fourth Amendment may be executed in full via facsimile transfer or electronic transmission, which facsimile copy or electronic transfer shall be deemed as binding as an original. All parties hereto may rely upon such facsimile copy or electronic transfer as though it were an original.
7.0	Superseding Clause. The terms and conditions of this Fourth Amendment shall supersede, amend and modify all terms and conditions of the Lease. In the event of any conflict between the terms and conditions contained herein and the terms and conditions contained in the Lease, all terms and conditions contained in this Fourth Amendment shall control. In all other respects, all terms and conditions of the Lease shall remain in full force and effect.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties have executed this Lease as of the last date set forth below.

WITNESSES:	LANDLORD: 6800 Broken Sound LLC, a Florida limited liability company

/s/ Max Kiejdan	By:	/s/ Marc Bell
Print Name: Max Kiejdan		Marc Bell, Manager

/s/ A. Percy	Date:	May 9, 2018
Print Name: A. Percy

LANDLORD ACKNOWLEDGMENT

STATE OF Florida	)
) ss:
COUNTY OF Palm Beach	)

The foregoing instrument was acknowledged before me this 9th  day of May, 2018 by Marc Bell, as Manager of 6800 Broken Sound LLC, a Florida limited liability company, on behalf of the company. He/she personally appeared before me, is personally known to me or produced _______________________ as identification.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Robin J. Powers
Notary Public
Printed Name: Robin J. Powers
My Commission Expires: June 19, 2021
Commission #GG77164; Notary Public
State of Florida

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[Tenant Signature Page to Follow]

TENANT: TherapeuticsMD, Inc., a Nevada corporation authorized to do business in Florida

/s/ Christina Carreras	By:	/s/ Robert Finizio
Print Name: Christina Carreras	Print Name:	Robert Finizio
	Title:	CEO
/s/ Janine Giovanni	Date:	May 9, 2018
Print Name: Janine Giovanni

TENANT ACKNOWLEDGMENT

STATE OF Florida	)
) ss:
COUNTY OF Palm Beach	)

The foregoing instrument was acknowledged before me this 9th  day of May, 2018 by Robert Finizio as CEO of TherapeuticsMD, Inc., a Nevada corporation authorized to do business in Florida, on behalf said _______________________. He/she personally appeared before me, is personally known to me or produced _______________________ as identification.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Giuseppina N. Gamby
Notary Public
Printed Name: Giuseppina N. Gamby
My Commission Expires: 02/27/2021
Commission #GG038089

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